[Image]    Scudder California Tax Free Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     February 1, 1998

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     1. What Is The Fund's Objective?

     Scudder California Tax Free Fund seeks to provide California taxpayers with income exempt from both California personal income tax and regular federal income tax.

     2. What Does The Fund Invest In?

     The Fund invests in investment-grade municipal securities of issuers located in California and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). Under normal market conditions, the Fund will have at least 80% of its net assets invested in California municipal securities. The Fund invests principally in long-term (i.e., maturities more than 10 years) California municipal bonds, which include general obligation and revenue bonds. However, the Fund may also invest in securities with short- and intermediate-term maturities, including municipal notes and variable rate demand instruments.

     Normally, at least 75% of the intermediate and long-term securities purchased by the Fund will be investment-grade: rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. or AAA, AA, A, or BBB by Standard & Poor's or Fitch Investors Service, Inc., or if unrated, judged by the Fund's investment adviser, Scudder Kemper Investments, Inc. to be of equivalent quality, or securities issued or guaranteed by the U.S. Government. The Fund may invest up to 25% of its total assets in fixed-income securities rated as low as B by Moody's, S&P or Fitch (i.e., "junk bonds"), or unrated securities judged by the adviser to be of equivalent quality.

     The Fund expects to invest principally in securities rated A or better by Moody's, S&P or Fitch or if unrated, judged by the adviser to be of equivalent quality.

     The Fund may invest up to 20% of its total assets in securities subject to the alternative minimum tax. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds.

     3. What Are The Risks Of Investing In The Fund?

     The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a comparable municipal bond fund that does not emphasize these issuers to this degree. Political events, changes in the perceived creditworthiness of issuers and changes in interest rates will affect the Fund's yield and share price, which is likely to vary from day to day. In addition, the potential for price fluctuation is generally greater the longer the maturity of the municipal security. While the Fund invests primarily in investment-grade bonds, the Fund is still exposed to market risk and changes in interest rates. There is also a possibility the rating of a security may be downgraded after it is purchased. This decrease in rating may be the result of the inability of the state of California or any of its local government entities to meet its financial obligations. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     The Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds"), carry a greater risk of default and more price volatility than securities rated investment-grade.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking double tax-free income -- exempt both from California personal income tax and regular federal income tax. Depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from Scudder California Tax Free Fund than from comparable investments that pay income subject to both California state personal income tax and regular federal income tax. Before investing, you should compare the Fund's yield to the after-tax yield you would receive from a comparable investment paying taxable income.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder California Tax Free Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended March 31, 1997.

       Investment management fee                          0.62%

       12b-1 fees                                         None

       Other expenses                                     0.16%
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       Total Fund operating expenses                      0.78%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $8             $25               $43               $97

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. The Fund's 30-day SEC yield on December 31, 1997 was 4.24%.


     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:  Total returns for years ended December 31:

     BAR CHART DATA:     1988               11.90%
                         1989               10.36
                         1990                6.37
                         1991               12.70
                         1992                9.39
                         1993               13.81
                         1994               -7.27
                         1995               18.93
                         1996                3.56
                         1997               10.21


                       The Fund's Average Annual Total Return
                       for the period ended December 31, 1997

                         One Year           10.21%
                         Five Years          7.45%
                         Ten Years           8.78%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms. The Fund is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Jeremy L. Ragus has had responsibility for the Fund's day-to-day operations since he joined Scudder in 1990. Mr. Ragus has 16 years of experience in municipal investing.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions derived from interest on California municipal securities are not subject to California state personal income taxes or to regular federal income taxes, except for the possible applicability of the federal alternative minimum tax. Interest on obligations of Puerto Rico and other U.S. possessions may also be distributed as dividends exempt from California state personal income taxes. Other distributions are generally taxable to shareholders for California state personal income tax purposes. For federal income tax purposes, a portion of each Fund's income may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains for federal and California state personal income tax purposes regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder Kemper wants you to make informed investment decisions.
     This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder